EXHIBIT 10.1
                                                          ------------

                                REINSTATEMENT
                                     OF
                       COMPANY SHAREHOLDERS' AGREEMENT


        THIS REINSTATEMENT OF COMPANY SHAREHOLDERS' AGREEMENT, by and among Eimo, Oyj, a company organized under the laws of the Republic of Finland ("Parent"), Spartan Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and each of the individuals set forth on the signature pages hereto (collectively, the "Company Shareholders") (the Parent, the Merger Sub, the Company, and the Company Shareholders are collectively hereinafter referred to as the "Parties"), is made and entered into by and among the Parties effective as of the 25th day of May, 2001 (the "Effective Reinstatement Date").

                                 WITNESSETH:
                                 ----------

        WHEREAS, effective as of July 13, 2000, the Parent, the Merger Sub, and Triple S Plastics, Inc., a Michigan corporation (the "Company"), entered into an Agreement and Plan of Merger, as amended by a First Amendment dated as of February 3, 2001 (such agreement, as amended, is hereinafter referred to as the "Merger Agreement");

        WHEREAS, in March of 2001, the Company, the Merger Sub, and the Parent terminated the Merger Agreement:

        WHEREAS, pursuant to the provisions of an Amended and Restated Agreement and Plan of Merger of even date herewith, the Company, the Merger Sub, and the Parent are reinstating the Merger Agreement, amending it in certain respects, and restating it in its entirety, as amended;

        WHEREAS, effective as of July 13, 2000, the Company Shareholders' Agreement in the form of Exhibit 1.6(a) to the Merger Agreement was executed by the Parties, and it was subsequently amended by an Amendment No. 1, dated as of October 20, 2000 (such Company
   Shareholders' Agreement, as amended by such Amendment No 1. is hereinafter referred to as the "Company Shareholders' Agreement"); and

        WHEREAS, the Parties want to make clear and certain that the Company Shareholders' Agreement is also reinstated in its entirety;

        NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual representations, warranties, covenants, and agreements contained herein, and other good and valuable consideration (the receipt, sufficiency, and adequacy of which are hereby acknowledged), the Parties agree as follows:







        1. REINSTATEMENT WITHOUT AMENDMENT. The Company Shareholders' Agreement is hereby reinstated in its entirety, effective as of the Effective Reinstatement Date, without any amendments, changes, additions, or deletions.

        2. CONTINUATION. The Company Shareholders' Agreement is to continue and remain in full force and effect from the Effective Reinstatement dated until terminated in accordance with the provisions of Section 7 thereof.

        3. COUNTERPARTS; TELECOPIER. This Agreement may be executed in one or more counterparts, all of which together shall be considered one and the same agreement. Transmission by telecopier of an executed counterpart of the Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.


                       [SIGNATURES BEGIN ON NEXT PAGE]



































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        IN WITNESS WHEREOF, the Parties have caused this Reinstatement of the Company Shareholders' Agreement to be duly executed as of the day and year set forth at the beginning hereof.

                                 EIMO OYJ


                                 By:  /s/ Elmar Paananen
                                      -------------------------------
                                 Name:  Elmar Paananen
                                 Title: Executive Vice Chairman


                                 SPARTAN ACQUISITION CORP.


                                 By:  /s/ Elmar Paananen
                                      --------------------------------
                                      Name:  Elmar Paananen
                                      Title: President and Secretary


                                 SHAREHOLDERS:


                                 /s/ A. Christian Schauer
                                 ---------------------------------------
                                 A. Christian Schauer


                                 /s/ Victor V. Valentine, Jr.
                                 ---------------------------------------
                                 Victor V. Valentine, Jr.


                                 /s/ Daniel B. Canavan
                                 ---------------------------------------
                                 Daniel B. Canavan


                                 /s/ David L. Stewart
                                 ---------------------------------------
                                 David L. Stewart



   Signature Page to Reinstatement of the Company Shareholders' Agreement






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